Exhibit 10.16

EXECUTION COPY

AGREEMENT

THIS AGREEMENT, dated as of June 1, 2010 (the “Agreement”), is by and among TAL International Group, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company set forth on the signature pages hereto (the “Shareholders”). Capitalized terms used but not otherwise defined herein shall have the respective definitions ascribed thereto in the Shareholders Agreement (as defined below).

R E C I T A L S

WHEREAS, the Company and the Shareholders have heretofore entered into that certain Amended and Restated Shareholders Agreement, dated as of October 11, 2005 (as amended, the “Shareholders Agreement”); and

WHEREAS, pursuant to Section 5.5 of the Shareholders Agreement, the Company and the Shareholders desire to release Fairholme Partners, L.P., Fairholme Ventures II, LLC and Fairholme Holdings, Ltd. (collectively, the “Fairholme Funds”) as a party to the Shareholders Agreement, as more fully set forth herein; and

WHEREAS, the Fairholme Funds agree to certain Transfer restrictions set forth herein.

NOW, THEREFORE, in consideration of the above premises and the mutual covenants, conditions and provisions hereinafter set forth, the parties hereto agree as follows:

SECTION 1.  RELEASE.  The Fairholme Funds and each of their respective Affiliates and Permitted Transferees, if any, are hereby released from and shall cease to be parties to the Shareholders Agreement with immediate effect.  All rights and obligations of the Fairholme Funds and such Affiliates and Permitted Transferees pursuant to the Shareholders Agreement are hereby terminated and shall cease to have any force or effect and each of the Fairholme Funds and such Affiliates and Permitted Transferees shall cease to be a “Shareholder”, “Investor”, and “Resolute Investor” under, or a party to, the Shareholders Agreement.

SECTION 2.  TRANSFER RESTRICTION.  Each of the Fairholme Funds hereby agrees not to effect any Transfer, including any sale pursuant to Rule 144 under the Securities Act, of any shares of Common Stock, or of any security convertible into or exchangeable or exercisable for Common Stock, during a period commencing on the date hereof and ending 90 calendar days after the date hereof.

SECTION 3. BENEFITS OF AGREEMENT.  The terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties to the Shareholders Agreement and their respective successors and assigns to the extent contemplated by the Shareholders Agreement.

SECTION 4.  EXECUTION IN COUNTERPARTS.  This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same agreement.  Faxed or electronically transmitted PDF signatures of this Agreement shall be binding for all purposes.

SECTION 5.  SEVERABILITY.  If any provision of this Agreement shall be held to be invalid, illegal or unenforceable under applicable law in any jurisdiction, such provision shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions hereof or the validity, legality and enforceability of such provision in any other jurisdiction.

SECTION 6.  GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAW.

SECTION 7.  ENTIRE AGREEMENT.  This Agreement together with all other instruments, agreements and certificates executed by the parties in connection herewith, or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supercede all prior agreements, understandings and inducements, whether express or implied, oral or written.

[Signature Pages Follow]

2

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first above written.

TAL INTERNATIONAL GROUP, INC.

By:
Name:
Title:

THE RESOLUTE FUND, L.P.

By: Resolute Fund Partners, LLC, its General Partner

By:
Name:
Title:

THE RESOLUTE FUND SINGAPORE PV, L.P.

By: Resolute Fund Partners, LLC, its General Partner

By:
Name:
Title:

THE RESOLUTE FUND NETHERLANDS PV I, L.P.

By: Resolute Fund Partners, LLC, its General Partner

By:
Name:
Title:

THE RESOLUTE FUND NETHERLANDS PV II, L.P.

By: Resolute Fund Partners, LLC, its General Partner

By:
Name:
Title:

THE RESOLUTE FUND NQP, L.P.

By: Resolute Fund Partners, LLC, its General Partner

By:
Name:
Title:

FAIRHOLME PARTNERS, L.P.

By: Fairholme Capital Management, L.L.C., its General Partner

By:
Name:
Title:

FAIRHOLME VENTURES II, LLC.

By: Fairholme Capital Management, L.L.C., its Managing Member

By:
Name:
Title:

FAIRHOLME HOLDINGS, LTD.

By: Fairholme Capital Management, L.L.C., its Investment Manager

By:
Name:
Title: